[EXHIBIT 99.3]

                   INTERNATIONAL COLLABORATION AGREEMENT

      This Agreement, effective as of June 28, 1996, is made by and between WARNER-LAMBERT COMPANY, a Delaware corporation (hereinafter "WARNER-LAMBERT"), with primary offices located at 201 Tabor Road, Morris Plains, New Jersey 07950, by and through its Parke-Davis Division, and PFIZER INC., a Delaware corporation (hereinafter "PFIZER"), with primary offices located at 235 East 42nd Street, New York, NY 10017-5755.

      WHEREAS, WARNER-LAMBERT and its Affiliates own all rights, title and interest in and to various patents relating to the Products (as hereinafter defined); and

      WHEREAS, WARNER-LAMBERT and PFIZER believe that the Products represent an improvement upon existing pharmaceutical treatments for the lowering of cholesterol levels in humans, and further believe that the Products may prove beneficial in the treatment of cardiovascular disease; and

      WHEREAS, WARNER-LAMBERT believes that current sellers of pharmaceutical products which are competitive with the Products are large, powerful and well entrenched in the License Territory and the Co-Promotion Territory (each as hereinafter defined) and as a consequence believes that WARNER-LAMBERT alone would be limited in its ability to realize the commercial potential for the Product; and

      WHEREAS, PFIZER and its Affiliates have significant experience and expertise in the marketing and promotion of pharmaceutical products, and PFIZER does not market or sell a pharmaceutical product which is competitive with the Products; and

      WHEREAS, PFIZER believes it can make significant contributions to the successful market development and commercialization of Products in the License Territory and the Co-Promotion Territory; and

      WHEREAS, WARNER-LAMBERT and PFIZER believe that the co-promotion or licensing of the Products on the terms set forth herein will best enable the medical profession and patients to recognize and benefit from the Products, and WARNER-LAMBERT and PFIZER desire to bring those benefits to the marketplace by co-promoting or licensing the Products pursuant to the International Agreements.

      NOW THEREFORE, for and in consideration of the foregoing and the representations, covenants and agreements contained herein, WARNER-LAMBERT and PFIZER, intending to be legally bound, hereby agree as follows:



                          ARTICLE I - DEFINITIONS

      Section 1.01 Definitions. The following capitalized terms shall have the following meanings:

      "Affiliate" means any Person that directly or indirectly controls or is controlled by or is under common control with WARNER-LAMBERT or PFIZER, as the case may be, but only for so long as said control shall continue. As used herein the term "control" means possession of the power to direct or cause the direction of the management and policies of a Person whether by contract or otherwise.

      "Agreement Year" has the meaning ascribed to it in the International License Agreement.

      "Atorvastatin" means the chemical compound ([R-(R*,R*)]-2-(4-fluorophenyl)-B, d-dihydroxy-5-(l-methylethyl)-3-phenyl-4-[(phenylamino) carbonyl]-lH-pyrrole-l-heptanoic acid, calcium salt (2:1) and hydrates thereof.

      "Bulk" has the meaning ascribed to it in the International License Agreement.

      "Co-Promotion Territory" means Australia, Austria, Belgium, Canada, Finland, Germany, Greece, Luxembourg, Mexico, Netherlands, Portugal, Puerto Rico, Republic of Ireland, South Africa, Sweden, Switzerland and United Kingdom.

      "Country" means any country in the Co-Promotion Territory or the License Territory.

      "Designated Marketing Authorization" means the authorization to sell the Product in the applicable Country as granted by the relevant
Governmental or Regulatory Authority, which authorization includes indications, warnings, etc. materially equivalent to those provided in Exhibit A.

      "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, agency, commission, official or other instrumentality of any government or of any federal, state, county, city or other political subdivision thereof.

      "International Agreements" means this Agreement, the International Co-Promotion Agreement and the International License Agreement.

      "International Co-Promotion Agreement" means the International Co-Promotion Agreement between WARNER-LAMBERT and PFIZER of even date herewith.

      "International License Agreement" means the International License Agreement between WARNER-LAMBERT and PFIZER of even date herewith.

      "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any government or Governmental or Regulatory Authority.

      "License Territory" means Brazil, Chile, China, Denmark, Iceland, Italy (including San Marino and Vatican City) , Korea, Norway, Russia - C. I. S. Republics, Spain and Turkey.

      "Losses" means any and all damages, fines, fees, penalties, judgments, deficiencies, losses and expenses (including without limitation interest, court costs, reasonable fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment).

      "Marketing Authorization" means the authorization to sell the Product in the applicable Country as granted by the relevant Governmental or Regulatory Authority.

      "Milestone Countries" means Australia, Brazil, Canada, Germany, Italy, First Nordic Country (as set forth in Section 3.01(iii)), Netherlands, Spain, Turkey and the United Kingdom.

      "Net Sales" has the meaning ascribed to it in the International License Agreement.

      "Person" means any natural person, corporation, general partnership, limited partnership, joint venture, proprietorship or other business organization.

      "Price Approval" means, in Countries where Governmental or Regulatory Authorities approve or determine pricing for pharmaceutical products for reimbursement or otherwise, such approval or determination, which approval or determination shall be acceptable to the party applying therefor.

      "Products" means all finished pharmaceutical formulations that (i) contain Atorvastatin as the sole active ingredient, or (ii) contain Atorvastatin together with one or more other active ingredients where such combination products have indications for (a) lipid lowering and the treatment or prevention of atherosclerosis or (b) the treatment or prevention of vascular disease.


                ARTICLE II - CO-PROMOTION AND LICENSE RIGHTS

      Section 2.01 Co-Promotion. WARNER-LAMBERT hereby agrees to grant to PFIZER rights to co-promote the Products in the Co-Promotion Territory pursuant to the terms of the International Co-Promotion Agreement which is being executed simultaneously with the execution of this Agreement.

      Section 2.02 License. WARNER-LAMBERT hereby agrees to grant to PFIZER license rights to the Products in the License Territory pursuant to the terms of the International License Agreement which is being executed simultaneously with the execution of this Agreement.

      Section 2.03 Other Countries. WARNER-LAMBERT and PFIZER shall discuss the merits of including additional countries in the arrangements contemplated by this Agreement, and if the parties agree, the International License Agreement or the International Co- Promotion Agreement, as the case may be, shall be amended to include such additional countries. The parties shall discuss as soon as practicable after the execution of this Agreement the inclusion of Argentina, Colombia and Venezuela in the License Territory (under the terms of the International License Agreement) and the granting to PFIZER of semi-exclusive rights to those countries pursuant to Section 2.01(b) or (c) of the International License Agreement.

                       ARTICLE III - PFIZER PAYMENTS

      Section 3.01 PFIZER Payments. In consideration for the rights granted to PFIZER under this Agreement, the International Co-Promotion Agreement and the International License Agreement, PFIZER shall make the following payments to WARNER-LAMBERT:

      (i)   Five Million Dollars (US$5,000,000) upon signing of this Agreement;

      (ii) Subject to this Section 3.01 and Section 3.02, Thirty Million Dollars (US$30,000,000) within five business days of the receipt by PFIZER of notice from WARNER-LAMBERT of the issuance of a Designated Marketing Authorization and Price Approval (if applicable) for the Product in either Germany or the United Kingdom, whichever occurs first; and

      (iii) Subject to this Section 3.01 and Section 3.02, the amounts indicated below within five business days of receipt by PFIZER of notice from (A) WARNER-LAMBERT, in the case of (x) Milestone Countries for which WARNER-LAMBERT has the responsibility of obtaining a Marketing Authorization and Price Approval (if applicable) pursuant to the terms of the International License Agreement; or (y) Milestone Countries in the Co-Promotion Territory, or (B) the applicable Governmental or Regulatory Authority, in the case of Milestone Countries in the License Territory for which PFIZER has the responsibility of obtaining a Marketing Authorization and Price Approval (if applicable) pursuant to the terms of the International License Agreement, in each case, of the issuance of a Designated Marketing Authorization and Price Approval (if applicable) for the Product in each of the following countries:


      Australia             US$    2,000,000
      Brazil                       2,000,000
      Canada                       7,500,000
      First Nordic Country
             (Denmark, Norway,
             Sweden, Finland)      2,000,000
      Netherlands                  2,000,000
      Turkey                       2,000,000

      (iv) In the event that a Marketing Authorization in any Milestone Country does not constitute a Designated Marketing Authorization within thirty (30) days after the receipt of such Marketing Authorization, WARNER-LAMBERT shall notify PFIZER whether WARNER-LAMBERT is agreeable or not to undertaking, at WARNER-LAMBERT's sole expense, such additional studies as may be necessary in order to obtain a Designated Marketing Authorization; provided, that WARNER-LAMBERT shall have the right at any time, upon notice to PFIZER, to cease any further activity with respect to such additional studies.

      (v) In the event that a Designated Marketing Authorization and Price Approval (if applicable) are not received by PFIZER or WARNER-LAMBERT, as the case may be, on or prior to July 1, 1999 covering Australia, Canada, the first Nordic Country, the Netherlands, Brazil or Turkey, the following shall apply:

            (A) In the Milestone Countries where WARNER-LAMBERT has the responsibility of obtaining a Marketing Authorization and Price Approval (if applicable), WARNER-LAMBERT shall deliver a notice to PFIZER indicating whether or not WARNER-LAMBERT will continue to seek a Designated Marketing Authorization and Price Approval (if applicable) in the relevant Country.

            (1) In the event that WARNER-LAMBERT notifies PFIZER that WARNER-LAMBERT will permanently not seek or will withdraw its application for a Designated Marketing Authorization and/or Price Approval (if applicable), PFIZER shall relinquish all of its co-promotion and licensing rights with respect to such Country and the affected Country shall be removed from the Co-Promotion Territory or License Territory and the International Co-Promotion Agreement or International License Agreement shall be modified accordingly; provided, however, in the event at any time thereafter WARNER-LAMBERT determines that it or its Affiliate or licensee will launch a Product under a Marketing Authorization that is not a Designated Marketing Authorization, WARNER-LAMBERT will deliver a notice thereof to PFIZER, and PFIZER will have ninety days following the receipt of such notice to request that its license or co-promotion rights be reinstated. If Price Approval for such Product is not required or has been obtained, such request will be accompanied by a payment to WARNER-LAMBERT of the amount set forth in
            Section 3.01(iii); otherwise, PFIZER shall pay the amount set forth in Section 3.01(iii) within five business days after receipt by PFIZER of notice of Price Approval from the relevant Governmental or Regulatory Authority, or in the event that WARNER-LAMBERT is responsible for obtaining Price Approval, within five business days of notice from WARNER-LAMBERT of the issuance of a Price Approval.

            (2) In the event that WARNER-LAMBERT notifies PFIZER that WARNER-LAMBERT will continue to seek a Designated Marketing Authorization and Price Approval (if applicable), PFIZER shall have the right, for a period of ninety days after receipt of such notice, to request that such Country be removed from the Co-Promotion Territory or License Territory, as the case may be. In the event that PFIZER makes such a request, PFIZER shall relinquish all of its co-promotion and licensing rights with respect to such Country and the affected Country shall be removed from the Co-Promotion Territory or License Territory and the International Co-Promotion Agreement or International License Agreement shall be modified accordingly. In the event that PFIZER does not make such a request within ninety days after receipt of notice from WARNER-LAMBERT, the amounts set forth in Section 3.01(iii) shall be payable in accordance with the terms thereof.

                 (B) In the Milestone Countries where PFIZER has the
            responsibility of obtaining a Marketing Authorization and Price Approval (if applicable), PFIZER shall deliver a notice to WARNER-LAMBERT indicating whether or not PFIZER will continue to seek a Designated Marketing Authorization and Price Approval (if applicable) in the relevant Milestone Country.

            (1) In the event that PFIZER notifies WARNER-LAMBERT that PFIZER will permanently not seek or will withdraw its application for a Designated Marketing Authorization and Price Approval (if applicable), PFIZER shall relinquish all of its co-promotion and licensing rights with respect to such Country and the affected Country shall be removed from the Co-Promotion Territory or License Territory and the International Co-Promotion Agreement or International License Agreement shall be modified accordingly.

            (2) In the event that PFIZER notifies WARNER-LAMBERT that PFIZER will continue to seek a Designated Marketing Authorization and/or Price Approval (if applicable), PFIZER shall use its reasonable efforts to obtain such Designated Marketing Authorization and/or Price Approval (if applicable) within twelve months after such notice is given. If PFIZER is unable after twelve months to obtain such Designated Marketing Authorization and/or Price Approval (if applicable), PFIZER shall (unless good faith negotiations are continuing with the relevant Governmental or Regulatory Authority) relinquish all of its co-promotion and licensing rights with respect to such Country and the affected Country shall be removed from the Co-Promotion Territory or License Territory and the International Co-Promotion Agreement or International License Agreement shall be modified accordingly.

      Section 3.02 Adjustments. The following adjustments shall be made to the payments specified in Section 3.01:

      (i) If PFIZER shall have made the payment under Section 3.01(ii) based on the receipt of a Designated Marketing Authorization and Price Approval (if applicable) for Germany and a Designated Marketing Authorization and Price Approval (if applicable) for the United Kingdom are received on or prior to July 1, 1999, then PFIZER shall pay to WARNER-LAMBERT US$7,500,000 within five business days of the receipt by PFIZER of notice from WARNER-LAMBERT of the issuance of a Designated Marketing Authorization and Price Approval (if applicable) for the Product in the United Kingdom.

      (ii) In the event that PFIZER shall have made the payment under
      Section 3.01(ii) based on the receipt of a Designated Marketing Authorization and Price Approval (if applicable) for Germany and if no Designated Marketing Authorization and Price Approval (if applicable) for the United Kingdom are received on or prior to July 1, 1999, then the following shall apply:

      WARNER-LAMBERT shall deliver a notice to PFIZER indicating whether or not it will continue to seek a Designated Marketing Authorization and Price Approval (if applicable) in the United Kingdom.

            (1) In the event that WARNER-LAMBERT notifies PFIZER that WARNER-LAMBERT will permanently not seek or will withdraw its application for a Designated Marketing Authorization and Price Approval (if applicable), PFIZER shall relinquish all of its co-promotion rights with respect to the United Kingdom and the United Kingdom shall be removed from the Co-Promotion Territory and the International Co-Promotion Agreement shall be modified accordingly; provided, however, in the event at any time thereafter WARNER-LAMBERT determines that it or its Affiliate or licensee will launch a Product under a Marketing Authorization that is not a Designated Marketing Authorization, WARNER-LAMBERT will deliver a notice thereof to PFIZER and PFIZER will have ninety days following the receipt of such notice to request that its co-promotion rights be reinstated. If Price Approval for such Product is not required or has been obtained, such request will be accompanied by a payment to WARNER-LAMBERT of US$7,500,000, otherwise, PFIZER shall pay to WARNER-LAMBERT US$7,500,000 within five business days after receipt by PFIZER of notice from WARNER-LAMBERT of the issuance of a Price Approval.

            (2) In the event that WARNER-LAMBERT notifies PFIZER that WARNER-LAMBERT will continue to seek a Designated Marketing Authorization and Price Approval (if applicable), PFIZER shall have the right, for a period of ninety days after receipt of such notice, to request that the United Kingdom be removed from the Co-Promotion Territory. In the event that PFIZER makes such a request, PFIZER shall relinquish all of its co-promotion rights with respect to the United Kingdom, the United Kingdom shall be removed from the Co-Promotion Territory and the International Co-Promotion Agreement shall be modified accordingly. In the event that PFIZER does not make such a request within ninety days after receipt of notice from WARNER-LAMBERT, PFIZER shall pay U.S.$7,500,000 within five business days of the receipt by PFIZER of notice from WARNER-LAMBERT of the issuance of a Designated Marketing Authorization and Price Approval (if applicable) for the Product in the United Kingdom.

      (iii) If PFIZER shall have made the payment under Section 3.01(ii) based on receipt of a Designated Marketing Authorization and Price Approval (if applicable) for the United Kingdom and a Designated Marketing Authorization and Price Approval (if applicable) for Germany are received prior to July 1, 1999, then PFIZER shall pay to WARNER-LAMBERT US$7,500,000 within five business days of the receipt by PFIZER of notice from WARNER-LAMBERT of the issuance of a Designated Marketing Authorization and Price Approval (if applicable) for the Product in Germany.

      (iv) If PFIZER shall have made the payment under Section 3.01(ii) based on receipt of a Designated Marketing Authorization and Price Approval (if applicable) for the United Kingdom and if no Designated Marketing Authorization and Price Approval (if applicable) for Germany are received prior to July 1, 1999, the following shall apply:

      WARNER-LAMBERT shall deliver a notice to PFIZER indicating whether or not it will continue to seek a Designated Marketing Authorization and Price Approval (if applicable) in Germany.

            (1) In the event that WARNER-LAMBERT notifies PFIZER that WARNER-LAMBERT will permanently not seek or will withdraw its application for a Designated Marketing Authorization and Price Approval (if applicable), PFIZER shall relinquish all of its co-promotion rights with respect to Germany and Germany shall be removed from the Co-Promotion Territory and the International Co-Promotion Agreement shall be modified accordingly and PFIZER shall be entitled to a credit of US$2,500,000 against payments due under Sections 3.01 or 3.02; provided, however, in the event at any time thereafter WARNER-LAMBERT determines that it or its Affiliate or licensee will launch a Product under a Marketing Authorization that is not a Designated Marketing Authorization, WARNER-LAMBERT will deliver a notice thereof to PFIZER and PFIZER will have ninety days following the receipt of such notice to request that its co-promotion rights be reinstated. If Price Approval for such Product is not required or has been obtained, such request will be accompanied by a payment to WARNER-LAMBERT of US$10,000,000; otherwise PFIZER shall pay US$10,000,000 within five business days after receipt by PFIZER of notice from WARNER-LAMBERT of the issuance of a Price Approval.

            (2) In the event that WARNER-LAMBERT notifies PFIZER that WARNER-LAMBERT will continue to seek a Designated Marketing Authorization and Price Approval (if applicable), PFIZER shall have the right, for a period of ninety days after receipt of such notice, to request that Germany be removed from the Co-Promotion Territory. In the event that PFIZER makes such a request, PFIZER shall relinquish all of its co-promotion rights with respect to Germany, Germany shall be removed from the Co-Promotion Territory and the International Co-Promotion Agreement shall be modified accordingly and PFIZER shall be entitled to a credit of US$2,500,000 against payments due under Sections 3.01 or 3.02. In the event that PFIZER does not make such a request within ninety days after receipt of notice from WARNER-LAMBERT, PFIZER shall pay US$7,500,000 within five business days of the receipt by PFIZER of notice from WARNER-LAMBERT of the issuance of a Designated Marketing Authorization and Price Approval (if applicable) for the Product in Germany.

      (v) (A) If PFIZER shall have made the payment under Section
3.01(ii) and no Designated Marketing Authorization and Price Approval (if applicable) for Spain or Italy has been received prior to July 1, 1999, then the following shall apply with respect to each such Country:

      WARNER-LAMBERT shall deliver a notice to PFIZER indicating whether or not it will continue to seek a Designated Marketing Authorization and Price Approval (if applicable) in such Country.

            (1) In the event that WARNER-LAMBERT notifies PFIZER that WARNER-LAMBERT will permanently not seek or will withdraw its application for a Designated Marketing Authorization and Price Approval (if applicable), PFIZER shall relinquish all of its license rights with respect to such Country and such Country shall be removed from the License Territory and the International License Agreement shall be modified accordingly and PFIZER shall be entitled to a credit of US$10,000,000 against payments due under Sections 3.01 or 3.02. It is understood that such credit shall be US$10,000,000 for each such Country where PFIZER has relinquished its licensing rights in accordance with this subclause (1); provided, however, that in the event at any time thereafter WARNER-LAMBERT determines that it or its Affiliate or licensee will launch a Product under a Marketing Authorization that is not a Designated Marketing Authorization, WARNER-LAMBERT will deliver a notice thereof to PFIZER and PFIZER will have ninety days following the receipt of such notice to request that its license rights be reinstated. If Price Approval for such Product is not required or has been obtained, such request will be accompanied by a payment to WARNER-LAMBERT of US$10,000,000, otherwise PFIZER shall pay US$10,000,000 within five business days after receipt by PFIZER of notice from WARNER-LAMBERT of the issuance of a Price Approval.

            (2) In the event that WARNER-LAMBERT notifies PFIZER that WARNER-LAMBERT will continue to seek a Designated Marketing Authorization and Price Approval (if applicable), PFIZER shall have the right, at any time after receipt of such notice, to request that such Country be removed from the License Territory. In the event that PFIZER makes such a request, PFIZER shall relinquish all of its license rights with respect to such Country, such country shall be removed from the License Territory and the International License Agreement shall be modified accordingly and PFIZER shall be entitled to a credit of US$10,000,000 against payments due under Sections 3.01 or
            3.02. It is understood that such credit shall be US$10,000,000 for each such Country where PFIZER has relinquished its licensing rights in accordance with this subclause (2). In the event that PFIZER does not make such a request, PFIZER shall not be entitled to such credit.

            (B) If PFIZER shall have made the payment under Section 3.01(ii) and no Designated Marketing Authorization and Price Approval (if applicable) for either Italy or Spain has been received by PFIZER prior to July 1, 1999, but the corresponding Designated Marketing Authorization and Price Approval has been received by WARNER-LAMBERT, then, provided that PFIZER has not received a credit or refund pursuant to subclause (A) of this Section 3.02(v), PFIZER shall have the-right to request that Italy or Spain, as the case may be, be removed from the License Territory. In the event that PFIZER makes such a request, PFIZER shall relinquish all of its licensing rights with respect to Italy or Spain, as the case may be, and such Country shall be removed from the License Territory and the International License Agreement shall be modified accordingly and PFIZER shall be entitled to a credit of US$10,000,000 against payments due under Sections 3.01 or 3.02. It is understood that such credit shall be US$10,000,000 for each such Country where PFIZER has relinquished its licensing rights in accordance with this subclause (B).

      (vi) All PFIZER credits as specified in this Section 3.02 shall first be applied by PFIZER against payment of any amounts payable under Sections 3.01 or 3.02, as PFIZER may elect. To the extent that amounts hereafter payable under Sections 3.01 and 3.02 are less than the full amount of said credits, then WARNER-LAMBERT shall pay to PFIZER the shortfall on the earlier of July 1, 1999 or the date PFIZER has made all payments contemplated under Sections 3.01 and
      3.02. Notwithstanding the foregoing, all amounts paid by PFIZER pursuant to Section 3.01(i) and all Product Expenses (as defined in the International Co-Promotion Agreement) paid by PFIZER prior to such notification or PFIZER's relinquishment of such rights shall be nonrefundable.

      Section 3.03 Manner of Payments. All sums payable under Section 3.01 shall be payable in United States Dollars by bank wire transfer in immediately available funds to such bank account as WARNER-LAMBERT shall designate. PFIZER shall notify WARNER-LAMBERT's Assistant Treasurer, International by facsimile transmission (at 201-540-7761 or such other number as may be communicated to PFIZER by WARNER-LAMBERT) as to the date and amount of any such wire transfer to WARNER-LAMBERT one business day prior to such transfer. WARNER-LAMBERT shall notify PFIZER's Treasurer by facsimile transmission (at 212-573-1133 or such other number as may be communicated to WARNER-LAMBERT by PFIZER) as to the date and amount of any such wire transfer to PFIZER one business day prior to such transfer. Any taxes imposed on and required to be paid or withheld by PFIZER on account of amounts payable to WARNER-LAMBERT under this Agreement shall be deducted from the amount of payment due hereunder at the rates specified by applicable Law or treaty. In cases where a tax treaty is applicable and WARNER-LAMBERT desires to benefit thereby, WARNER-LAMBERT shall provide PFIZER with appropriate documentation necessary to receive benefits thereunder. In addition, PFIZER shall provide promptly to WARNER-LAMBERT receipts from the relevant government or taxing authority evidencing payment of such taxes.

      Section 3.04 Interest. Subject to applicable Law and Section 3.05(d), if (a) either PFIZER or WARNER -LAMBERT fails to make a timely payment pursuant to this Article III, (b) or WARNER-LAMBERT issues credits pursuant to this Article III, interest shall accrue on such amount from the day on which the credit is established until the day on which such credit is extinguished, interest shall accrue on the past due amount or the amount of such credit at a rate equal to the rate of interest for 30 day high-grade commercial paper issued by major corporations effective for the first date on which the payment was delinquent, calculated on an actual/360 basis, as quoted in The Wall Street Journal.

      Section 3.05  WARNER-LAMBERT Payments in Respect of License
Territories.

      (a) In consideration for its participation in the marketing, promotion and sale of the Products in each Country in the License Territory, for each Agreement Year and separately calculated for each Country in the License Territory, until the expiration or earlier termination of the International License Agreement, WARNER-LAMBERT agrees to pay PFIZER an amount, calculated in the currency of the Country of sale, equal to the difference between (i) the aggregate amount paid by PFIZER to WARNER-LAMBERT for Bulk with respect to such Country under the International License Agreement during such Agreement Year and (ii) 28% of Net Sales in such Country during such Agreement Year. Such payment shall be adjusted simultaneously with any adjustments made pursuant to Section 4.01(d)(v) of the International License Agreement. Notwithstanding anything contained in this Section 3.05, in the event that any adjustment is made for a Country pursuant to the proviso contained in Section 4.01(d)(i) of the International License Agreement, PFIZER shall not be entitled to the payments set forth in this Section 3.05 for such Country.

      (b) WARNER-LAMBERT shall make payments to PFIZER arising under
Section 3.05(a) on a quarterly basis by Country based upon the estimated prices determined in accordance with Section 4.01(d)(ii) of the International License Agreement. The aggregate amount of all such payments made with respect to each Country for each Agreement Year shall be adjusted simultaneously with any adjustments made pursuant to Section 4.01(d)(v) of the International License Agreement and the adjusted amount shall be paid by one party to the other as appropriate.

      (c) All sums due to either party shall be payable in the currency applicable to the respective Country for which the calculation is made under Sections 3.05(a) and (b) by bank wire transfer in immediately available funds to such bank account(s) as each of PFIZER and WARNER-LAMBERT shall designate. PFIZER shall notify WARNER-LAMBERT's Assistant Treasurer, International by facsimile transmission (at 201-540-7761 or such other number as may be communicated to PFIZER by WARNER-LAMBERT) as to the date and amount of any such wire transfer to WARNER-LAMBERT one business day prior to such transfer. WARNER-LAMBERT shall notify PFIZER's Treasurer by facsimile transmission (at 212-573-1133 or such other number as may be communicated to WARNER-LAMBERT by PFIZER) as to the date and amount of any such wire transfer to PFIZER one business day prior to such transfer. Any taxes imposed on and required to be paid or withheld by PFIZER on account of amounts payable to WARNER-LAMBERT under this Agreement shall be deducted from the amount of payment due hereunder at the rates specified by applicable Law or treaty. In cases where a tax treaty is applicable and WARNER-LAMBERT desires to benefit thereby, WARNER-LAMBERT shall provided PFIZER with appropriate documentation necessary to receive benefits thereunder. In addition, PFIZER shall provide promptly to WARNER-LAMBERT receipts from the relevant government or taxing authority evidencing payment of such taxes.

      (d) If either WARNER-LAMBERT or PFIZER shall fail to make a timely payment pursuant to this Section 3.05, interest shall accrue on the past due amount at a rate equal to the 30 day local interbank rate applicable for the currency of payment, effective for the first date on which payment was delinquent, as published in The Financial Times or, if such rate is not regularly published in The Financial Times, as published in such source as the parties may mutually agree.

                       ARTICLE IV - REPRESENTATIONS,
                       WARRANTIES AND INDEMNIFICATION

      Section 4.01WARNER-LAMBERT Representations and Warranties.
WARNER-LAMBERT hereby represents, warrants and covenants to PFIZER as follows:

      (a) As of the date hereof, WARNER-LAMBERT has the corporate power and authority to execute and deliver the International Agreements and to perform its obligations thereunder, and the execution, delivery and performance of the International Agreements by WARNER-LAMBERT have been duly and validly authorized and approved by proper corporate action on the part of WARNER-LAMBERT, and WARNER-LAMBERT has taken all other action required by Law, its certificate of incorporation, by-laws or any agreement to which it is a party or to which it may be subject that is required to authorize such execution, delivery and performance. Assuming due authorization, execution and delivery on the part of PFIZER, the International Agreements constitute legal, valid and binding obligations of WARNER-LAMBERT, enforceable against WARNER-LAMBERT in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to creditors' rights.

      (b) As of the date hereof, the execution and delivery of the International Agreements by WARNER-LAMBERT and the performance by WARNER-LAMBERT contemplated hereunder and thereunder will not violate any Laws or any order of any court or other Governmental or Regulatory Authority.

      (c) As of the date hereof, the execution and delivery of the International Agreements by WARNER-LAMBERT does not require WARNER-LAMBERT to obtain any permits, authorizations or consents from any Governmental or Regulatory Authority. In addition, the execution, delivery and performance of the International Agreements by WARNER-LAMBERT does not require WARNER-LAMBERT to obtain any permits, authorizations or consents from any other Person. Except as set forth in Exhibit B, the execution, delivery and performance of the International Agreements by WARNER-LAMBERT will not result in the breach of or give rise to any termination of any agreement or contract to which WARNER-LAMBERT may be a party and which relates to the Products.

      (d) As of the date hereof, Exhibit C contains a correct and complete list of all patents and patent applications issued or pending in the Countries relating to Atorvastatin which are owned by WARNER-LAMBERT or its Affiliates (collectively, the "Patents"). All of the Patents issued as of the date hereof (i) are held of record by WARNER-LAMBERT, (ii) are free and clear of all liens, encumbrances and other claims, and (iii) are not subject in any Country to any pending cancellation, opposition or reexamination proceeding or any other proceeding challenging their extent or validity. To the best of WARNER-LAMBERT's knowledge, all of the Patents issued as of the date hereof are valid and in full force. WARNER-LAMBERT is the owner of record of all applications listed on Exhibit C. To the best of WARNER-LAMBERT's knowledge, the claims included in such applications relate to patentable subject matter, and WARNER-LAMBERT is not aware of any reason that such claims would not be allowed to issue, other than with respect to European Patent Application 90113986.5, which was filed on July 20, 1990, has been rejected in the Official Actions issued by the EPO, and is continuing to be prosecuted by WARNER-LAMBERT.

      (e) As of the date hereof, to the best of WARNER-LAMBERT's knowledge, the manufacture, use or sale of the Products does not infringe any patents of third parties, and, to the best knowledge of WARNER-LAMBERT, no third party is infringing in the Countries any of the issued Patents or any of the claims of the patent applications listed in Exhibit C.

      (f) As of the date hereof, here are no actions, suits, proceedings or claims, pending against WARNER-LAMBERT or any of its Affiliates, or, to the knowledge of WARNER-LAMBERT, threatened against WARNER-LAMBERT or any of its Affiliates, at law or in equity, or before or by any court or Governmental or Regulatory Authority relating to the Products or any of the matters contemplated under the International Agreements. To the knowledge of WARNER-LAMBERT, there are no investigations, pending or threatened against WARNER-LAMBERT or any of its Affiliates, at law or in equity, or before or by any Governmental or Regulatory Authority relating to the Products or any of the matters contemplated under the International Agreements.

      (g) As of the date hereof, WARNER-LAMBERT has exercised reasonable diligence to ensure that the applications for Marketing Authorization and, Price Approval (if applicable) filed with the applicable Governmental or Regulatory Authorities in each Country and all amendments thereto have been prepared in accordance with all applicable Laws.

      (h) As of the date hereof, WARNER-LAMBERT has heretofore disclosed to PFIZER all material information known to WARNER-LAMBERT with respect to the safety and effectiveness of the Products or human risk factors relating thereto.

      (i) WARNER-LAMBERT will exercise reasonable diligence to ensure that the applications for Marketing Authorization and Price Approval (if applicable) to be filed with the applicable Governmental or Regulatory Authorities in each country, and all amendments thereto, will be prepared in accordance with all applicable Laws.

      (j) WARNER-LAMBERT acknowledges that PFIZER is relying, and is entitled to rely, on the foregoing representations, warranties and covenants.

      Section 4.02 PFIZER Representations and Warranties. PFIZER hereby represents and warrants to WARNER-LAMBERT as of the date hereof as follows:

      (a) As of the date hereof, PFIZER has the corporate power and authority to execute and deliver the International Agreements and to perform its obligations thereunder, and the execution, delivery and performance of the International Agreements by PFIZER have been duly and validly authorized and approved by proper corporate action on the part of PFIZER, and PFIZER has taken all other action required by law, its certificate of incorporation, by-laws or any agreement to which it is a party or to which it may be subject that is required to authorize such execution, delivery and performance. Assuming due authorization, execution and delivery on the part of WARNER-LAMBERT, the International Agreements constitute legal, valid and binding obligations of PFIZER, enforceable against PFIZER in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to creditors' rights.

      (b) As of the date hereof, the execution and delivery of the International Agreements by PFIZER and the performance by PFIZER contemplated thereunder will not violate any Laws or any order of any court or other Governmental or Regulatory Authority.

      (c) As of the date hereof, the execution and delivery of the International Agreements by PFIZER does not require PFIZER to obtain any permits, authorizations or consents from any Governmental or Regulatory Authority. In addition, the execution, delivery and performance of the International Agreements by PFIZER does not require PFIZER to obtain any permits, authorizations or consents from any other Person. The execution, delivery and performance of the International Agreements by PFIZER will not result in the breach of or give rise to any termination of any agreement or contract to which PFIZER may be a party.

      (d) As of the date hereof, there are no actions, suits, proceedings or claims pending against PFIZER or any of its Affiliates, or, to the knowledge of PFIZER, threatened against PFIZER or any of its Affiliates, at law or in equity, or before or by any court or Governmental or Regulatory Authority relating to any of the matters contemplated under the International Agreements. To the knowledge of PFIZER, there are no investigations, pending or threatened against PFIZER or any of its Affiliates, at law or in equity, or before or by any Governmental or Regulatory Authority relating to the matters contemplated under the International Agreements or which would otherwise materially adversely affect PFIZER's ability to perform its obligations under the International Agreements.

      (e) PFIZER will exercise reasonable diligence to ensure that the applications for Marketing Authorization and Price Approval (if applicable) to be filed with the applicable Governmental or Regulatory Authorities in each Country, and all amendments thereto, will be prepared in accordance with all applicable Laws.

      (f) PFIZER acknowledges that WARNER-LAMBERT is relying, and is entitled to rely, on the foregoing representations, warranties and covenants.

      Section 4.03  Indemnification of PFIZER.

      (a) WARNER-LAMBERT shall indemnify, defend and hold PFIZER PARTIES (as hereinafter defined) harmless from and against any and all Losses incurred, suffered or sustained by PFIZER PARTIES or to which PFIZER PARTIES become subject, arising out of or resulting from (i) any third party claims, actions, suits, proceedings, liabilities or obligations arising from (a) any misrepresentation or breach of any representation, warranty or agreement made by WARNER-LAMBERT in the International Agreements, (b) any act or omission of negligence, recklessness or willful misconduct of WARNER-LAMBERT or (c) the testing, manufacture, use or sale of the Products (including, without limitation, any claim for death or bodily injury or patent or trademark infringement), except to the extent that the foregoing is directly attributable to the Packaging by PFIZER pursuant to the International License Agreement; and (ii) any claim for indemnification by PFIZER which is wrongfully disputed by WARNER-LAMBERT. For purposes of this Section 4.03 PFIZER PARTIES means PFIZER and its Affiliates and their respective agents, directors, officers and employees.

      (b) The indemnity in Section 4.03(a) shall not apply to the extent that any Loss is primarily the result of any breach of the International Agreements by PFIZER or of any act or omission of negligence, recklessness or willful misconduct of PFIZER PARTIES.

      Section 4.04  Indemnification of WARNER-LAMBERT.

      (a) PFIZER shall indemnify, defend and hold WARNER-LAMBERT PARTIES (as hereinafter defined) harmless from and against any and all Losses incurred, suffered or sustained by WARNER-LAMBERT PARTIES or to which WARNER-LAMBERT PARTIES become subject, arising out of or resulting from:
(i) any third party claims, actions, suits, proceedings, liabilities or obligations arising from (a) any misrepresentation or breach of any representation, warranty or agreement made by PFIZER in the International Agreements, (b) any act or omission of negligence, recklessness or willful misconduct of PFIZER or (c) PFIZER's Packaging pursuant to the International License Agreement; and (ii) any claim for indemnification by WARNER-LAMBERT which is wrongfully disputed by PFIZER. For purposes of this
Section 4.04 WARNER-LAMBERT PARTIES means WARNER-LAMBERT and its Affiliates and their respective agents, directors, officers and employees.

      (b) The indemnity in Section 4.04(a) shall not apply to the extent that any Loss is primarily the result of any breach of the International Agreements by WARNER-LAMBERT or of any act or omission of negligence, recklessness or willful misconduct of WARNER-LAMBERT PARTIES.

      Section 4.05Procedures. In the event any third party asserts any claim with respect to any matter to which the indemnification in Sections
4.03 or 4.04 relates, the party against whom the claim is asserted (the "Indemnified Party") shall not make any admission concerning such claim, but shall promptly notify the other party (the "Indemnifying Party"), of the claim, and the Indemnifying Party shall be entitled, but not obliged, to manage and control, at its sole expense, the defense of the claim and its settlement. The benefit of any indemnity by the Indemnifying Party under this Agreement in respect of any claim shall not apply to the Indemnified Party if any admission made by such party or any failure by such party to notify the Indemnifying Party of the claim materially prejudices the defense of such claim. If the Indemnifying Party elects to defend such claim, it shall give prompt notice to the Indemnified Party. If the Indemnifying Party does not give such notice and does not proceed diligently to defend the Indemnified Party within twenty (20) days after receipt of notice of the claim, the Indemnifying Party shall be bound by any defense or settlement made by the Indemnified Party and shall reimburse the Indemnified Party for its Losses and expenses related to the defense or settlement of the third party claim. If the Indemnifying Party elects to defend the claim and gives notice to the Indemnified Party and proceeds diligently to defend the Indemnified Party, then the Indemnified Party shall not settle any claim for which it is seeking indemnification without the prior consent of the Indemnifying Party. The Indemnified Party shall, if requested by the Indemnifying Party, cooperate in all reasonable respects in the defense of such a third party claim which is being managed and controlled by the Indemnifying Party. The Indemnified Party may, at its option and expense, be represented by counsel of its own choice in any action or proceeding arising out of such claim; provided, however, the Indemnifying Party shall not be liable for any litigation costs or expenses incurred, without its consent, by the Indemnified Party where such action or proceeding is under the control and management of the Indemnifying Party.

      Section 4.06 Insurance Proceeds. Any indemnification hereunder shall be made net of any insurance proceeds recovered by the Indemnified Party; provided, however, that if, following the payment to the Indemnified Party of any amount under this Article IV, such Indemnified Party recovers any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

      Section 4.07 Survival. The provisions of this Article IV shall survive the expiration or termination of this Agreement.

                         ARTICLE V - MISCELLANEOUS

      Section 5.01  Confidentiality; Public Announcements.

      (a) Each party shall keep the terms of this Agreement confidential and shall not disclose the same to any third party other than (i) by agreement of the parties hereto, or (ii) as required by Law or stock exchange regulation or an order of a competent court; provided that prior to disclosure pursuant to (ii) above, the disclosing party shall notify the nondisclosing party sufficiently prior to making such disclosure so as to allow the nondisclosing party adequate time to take whatever action it may deem to be appropriate to protect the confidentiality of the information.

      (b) Neither party shall make any press release or other public announcement or other disclosure to third parties relating to this Agreement without the prior consent of the other party, which consent shall not be unreasonably withheld, except where required by applicable Law; provided that prior to disclosure, the disclosing party shall notify the nondisclosing party sufficiently prior to making such disclosure so as to allow the nondisclosing party adequate time to take whatever action it may deem to be appropriate to protect the confidentiality of the information.

      Section 5.02 Choice of Law: Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the law of the State of New York other than those provisions governing conflicts of law. Each party hereby irrevocably and unconditionally submits for itself and its property in any legal action or proceeding relating to or arising out of this Agreement, or any of the transactions contemplated hereby, to the nonexclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof, and agrees that any such action or proceeding may be brought in such courts.

      Section 5.03 Assignment. This Agreement may not be assigned by either party without the prior consent of the other party; provided that each party shall have the right to assign its rights and obligations under this Agreement to (a) any third party successor to all or substantially all of
(i) its entire business or (ii) its pharmaceutical business or (b) in whole or in part to its Affiliate or Affiliates who shall be substituted directly in whole or in part for it hereunder; provided, however, that the assignor shall be responsible for the performance of its Affiliate assignee(s) hereunder. This Agreement shall be binding upon, and subject to the terms of the foregoing sentence, inure to the benefit of the parties hereto, their successors, legal representatives and assigns.

      Section 5.04 Notices. All demands, notices, consents, approvals, reports, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or by mail (first class, postage prepaid) to the parties at the following addresses or facsimile numbers:

WARNER-LAMBERT:

Warner-Lambert Company
201 Tabor Road
Morris Plains, New Jersey 07950
Attention: President, Pharmaceutical Sector
Facsimile No. 201-540-4009

with a copy to: Vice President and General Counsel
Facsimile No. (201) 540-3927

PFIZER:

Pfizer Inc.
235 East 42nd Street
New York, New York 10017-5755
Attention: President, International Pharmaceuticals Group
Facsimile No. (212) 573-1240

with a copy to: Senior Vice President and General Counsel
Facsimile No. (212) 808-8924

or to such other address as the addressee shall have last furnished in writing in accord with this provision to the addressor.

      Section 5.05 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable present or future Law, and if the rights or obligations of either party hereto under this Agreement will not be materially and adversely affected thereby,
(i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

      Section 5.06 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

      Section 5.07 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party or parties waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

      Section 5.07 Entire Agreement. This Agreement (including Exhibits A to C hereto), together with the Confidential Disclosure Agreement, dated March 4, 1996 between WARNER-LAMBERT and PFIZER, the International Co-Promotion Agreement and the International License Agreement, constitutes the entire agreement between the parties hereto with respect to the within subject matter and supersedes all previous agreements, whether written or oral. This Agreement may be altered, amended or changed only by a writing making specific reference to this Agreement and signed by duly authorized representatives of WARNER-LAMBERT and PFIZER.

      Section 5.09 Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party, including, without limitation, any creditor of either party hereto. No such third party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against any party thereto.

      Section 5.10 Independent Agreements. WARNER-LAMBERT and PFIZER have, as of the date hereof, entered into an Option Agreement (the "Option Agreement") under which PFIZER grants to WARNER-LAMBERT an option to negotiate and possibly to acquire in the future certain co-promotion and other rights to a PFIZER compound. The Option Agreement contemplates that the parties will in the future negotiate and, if such negotiations are successful, enter into additional agreements regarding such PFIZER compound. It is recognized that the parties may fail to reach any future agreement or agreements contemplated under the Option Agreement, or the Option Agreement may terminate, or disputes may arise under the Option Agreement or in connection with any transactions contemplated thereunder, or WARNER-LAMBERT may not acquire or be granted any rights to any PFIZER compound under the option Agreement. WARNER-LAMBERT acknowledges under any of the foregoing circumstances it shall have no claim whatsoever against PFIZER under the International Agreements which shall remain in full force and effect according to their terms.

      Section 5.11 EC Commission Notification. The parties hereby agree to notify jointly in due course, the International Agreements to the Commission of the European Communities (the "Commission") for the purpose of obtaining negative clearance or, if the Commission deems the International Agreements to come within Article 85(l) of the Treaty of Rome, an exemption under Article 85(3) of the Treaty of Rome therefor. It is further agreed as follows:

            (1) The parties shall cooperate jointly towards the preparation and submission of forms and materials required to notify the International Agreements, including such materials as are reasonably required or requested by the Commission pursuant to such notification;

            (2) The parties shall use all reasonable endeavors to obtain from the Commission confirmation in the form of a comfort letter or, if this is not forthcoming, a formal decision, to the effect that the International Agreements merit a negative clearance as aforesaid or an exemption under
            Article 85 (3);

            (3) If, arising out of such notification, the Commission requires the International Agreements to be changed in any respect, the parties shall negotiate in good faith such changes so as to reflect as nearly as possible the original intentions of the parties; and

            (4) Each party will be responsible for its own legal and other external costs associated with the notification contemplated herein.

      Section 5.12 Limitation of Liability. Notwithstanding anything to the contrary contained elsewhere in the International Agreements (but subject to this Section 5.12), neither party shall be liable to the other for Losses constituting incidental, indirect or consequential damages under the International Agreements for a cumulative aggregate amount in excess of US$20,000,000; provided, however, notwithstanding the foregoing, each party shall have the right to recover (and the foregoing limitations contained in this Section 5.12 shall not apply to): (i) all amounts for which the other party is obligated to pay pursuant to Article III of this Agreement,
Article III or Section 14.04 of the International Co-Promotion Agreement or Sections 4.01(d) and 7.02 of the International License Agreement in the event of (x) a breach by WARNER-LAMBERT of its obligations to make payments pursuant to Section 14.04 of the International Co-Promotion Agreement or
Section 7.02 of the International License Agreement, or (y) a breach by the other party of its respective obligations to make payments pursuant to
Article III of this Agreement, Article III of the International
Co-Promotion Agreement, or Section 4.01(d) of the International License Agreement; or (ii) all Losses relating to a breach by the other party of its respective obligations under Section 4.03 (in the case of WARNER-LAMBERT) or Section 4.04 (in the case of PFIZER) under this Agreement involving, in any case, the commencement of or assertion of any claim, action, suit or proceeding by a third party in respect of which indemnity may be sought under Section 4.03 or Section 4.04, as applicable, of this Agreement. It is agreed that in the event of a breach of the International Agreements by WARNER-LAMBERT, the difference (in no event less than zero), if any, between (I) amounts previously paid to WARNER-LAMBERT by PFIZER pursuant to Article III of this Agreement, expenses for which PFIZER is responsible pursuant to Section 3.01 of the International Co-Promotion Agreement, together with all internal costs and expenses incurred by PFIZER in connection with, or in support of, its performance of its obligations under the International Agreements (such as, for example, clinical, marketing, promotional and field force costs and expenses) and (II) amounts previously paid or credited to PFIZER pursuant to Section 3.02 of this Agreement, Sections 3.02 and 14.04 of the International Co-Promotion Agreement or Section 7.02 of the International License Agreement, will not be considered as constituting incidental, indirect or consequential damages.

      Section 5.13 Counterparts. This Agreement may be executed in any two or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

      IN WITNESS WHEREOF, WARNER-LAMBERT and PFIZER, by their duly authorized officers, have executed this Agreement as of the date first written above.


WARNER-LAMBERT COMPANY                   PFIZER INC.


/s/ Lodewijk J.R. de Vink                /s/ Robert Neimeth
---------------------------------        ---------------------------
Lodewijk J.R. de Vink                    Robert Neimeth
President and Chief Operating            Executive Vice President
Officer